FOURTH QUARTER 2006
FINANCIAL SUPPLEMENT

The following supplement is provided to assist in your financial analysis.
If you need further information, please contact:

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

First Horizon National Corporation
4Q 2006 Financial Supplement

Dear Investor,

In conjunction with the release of First Horizon National Corporation’s fourth quarter results for 2006, we have prepared this financial supplement to assist investors in understanding First Horizon National Corporation’s financial results.

This supplement compares current period results to earnings and other financial information from the previous four quarters.

Please feel free to call if you have any additional questions.

Regards,

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Net interest income	$245,997	$251,621	$253,598	$245,721	$254,812
Noninterest income	313,342	309,170	332,119	277,891	315,724
Divestitures	-	-	-	-	7,029
Security gain/(loss)	3,002	8,757	2,893	(80,281)	(181)
Total revenue	562,341	569,548	588,610	443,331	577,384
Noninterest expense	431,630	452,899	423,011	435,081	414,866
Provision	22,983	23,694	18,653	17,799	16,175
Pretax income/(loss)	107,728	92,955	146,946	(9,549)	146,343
Provision/(benefit) for income taxes	31,448	25,776	43,013	(12,959)	42,695
Income from continuing operations	76,280	67,179	103,933	3,410	103,648
Income/(loss) from discontinued operations, net of tax	187	(69)	376	210,273	5,369
Income before cumulative effect	76,467	67,110	104,309	213,683	109,017
Cumulative effect of changes in accounting
principle, net of tax	-	-	-	1,345	(3,098)
Net income	$76,467	$67,110	$104,309	$215,028	$105,919

Tax rate	29.2%	27.7%	29.3%	NM	29.2%
Efficiency ratio	76.8%	79.5%	71.9%	98.1%	71.9%
NM - Not meaningful

SELECTED FINANCIAL DATA
Quarterly, Unaudited

(Dollars in thousands, except per share data)	4Q06	3Q06	2Q06	1Q06	4Q05
Income from continuing operations	$76,280	$67,179	$103,933	$3,410	$103,648
Income/(loss) from discontinued operations,
net of tax	187	(69)	376	210,273	5,369
Cumulative effect of changes in accounting
principle, net of tax	-	-	-	1,345	(3,098)
Net income	76,467	67,110	104,309	215,028	105,919
Common Stock Data

Diluted earnings per common share:
Diluted EPS from continuing operations	$.60	$.53	$.82	$.03	$.80
Diluted EPS before cumulative effect of
changes in accounting principle	.60	.53	.82	1.66	.84
Diluted EPS	.60	.53	.82	1.67	.81

Diluted shares	127,784	127,523	127,280	129,100	130,043
Period-end shares outstanding	124,866	124,467	123,947	123,230	126,222
Dividends declared per share	$.45	$.45	$.45	$.45	$.45
Selected Average Balances

Total assets	$39,327,781	$39,519,765	$38,494,898	$37,689,523	$37,720,410
Total loans, net of unearned income	21,894,032	21,808,787	21,445,153	20,853,947	19,977,924
Investment securities	3,952,007	3,805,160	3,008,310	3,026,429	2,858,410
Earning assets	34,313,781	34,627,512	33,946,387	33,142,044	33,191,778
Deposits	23,155,050	22,926,483	21,981,445	22,939,767	23,918,717
Total long-term debt	5,718,968	5,538,323	5,160,610	3,805,307	2,665,867
Shareholders' equity	2,510,752	2,442,030	2,401,428	2,335,512	2,284,400
Selected Period-End Balances

Total assets	$37,918,259	$40,076,183	$37,469,234	$37,300,975	$36,579,061
Total loans, net of unearned income	22,104,905	21,955,030	21,717,264	21,211,946	20,611,998
Investment securities	3,890,420	3,983,049	3,108,569	2,944,826	2,912,486
Earning assets	32,320,221	33,259,328	31,879,716	31,617,338	31,578,065
Deposits	20,213,232	25,284,541	21,693,442	21,517,047	23,317,557
Total long-term debt	5,836,360	5,487,188	5,606,294	4,599,339	3,437,643
Shareholders' equity	2,462,390	2,510,524	2,442,193	2,399,608	2,347,539
Selected Ratios and Other

Return on average assets	.77%	.67%	1.09%	2.31%	1.11%
Return on average equity	12.1	10.9	17.4	37.3	18.4

FTE employees	12,131	12,324	12,413	13,053	13,175

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Interest income	$604,562	$612,598	$578,582	$533,369	$519,475
Less interest expense	358,565	360,977	324,984	287,648	264,663
Net interest income	245,997	251,621	253,598	245,721	254,812
Provision for loan losses	22,983	23,694	18,653	17,799	16,175
Net interest income after
provision for loan losses	223,014	227,927	234,945	227,922	238,637
Noninterest income:
Capital markets	92,809	95,215	102,165	92,858	80,896
Mortgage banking	87,524	85,935	116,472	80,682	116,288
Deposit transactions
and cash management	43,317	44,503	42,756	38,023	42,196
Revenue from loan sales and securitizations	16,276	11,830	12,212	11,357	13,146
Insurance commissions	8,951	10,534	12,461	14,686	13,144
Trust services and investment
management	10,424	9,609	10,824	10,657	10,873
Gains on divestitures	-	-	-	-	7,029
Securities gains/(losses), net	3,002	8,757	2,893	(80,281)	(181)
Other	54,041	51,544	35,229	29,628	39,181
Total noninterest income	316,344	317,927	335,012	197,610	322,572
Adjusted gross income after
provision for loan losses	539,358	545,854	569,957	425,532	561,209
Noninterest expense:
Employee compensation,
incentives and benefits	257,397	260,351	245,796	260,141	244,943
Occupancy	29,298	29,745	27,525	30,102	28,000
Equipment rentals, depreciation
and maintenance	17,867	17,893	17,858	20,264	19,108
Operations services	17,550	17,976	17,075	17,440	18,363
Communications and courier	11,978	12,950	13,409	14,912	14,379
Amortization of intangible assets	2,460	3,233	2,881	2,888	2,667
Other	95,080	110,751	98,467	89,334	87,406
Total noninterest expense	431,630	452,899	423,011	435,081	414,866
Pretax income/(loss)	107,728	92,955	146,946	(9,549)	146,343
Provision/(benefit) for income taxes	31,448	25,776	43,013	(12,959)	42,695
Income from continuing operations	76,280	67,179	103,933	3,410	103,648
Income/(loss) from discontinued operations,
net of tax	187	(69)	376	210,273	5,369
Income before cumulative effect	76,467	67,110	104,309	213,683	109,017
Cumulative effect of changes in accounting
principle, net of tax	-	-	-	1,345	(3,098)
Net income	$76,467	$67,110	$104,309	$215,028	$105,919

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
All other income:
Bankcard income	$6,386	$6,441	$6,362	$6,916	$7,391
Other service charges	5,409	5,074	5,806	5,766	5,531
Remittance processing	3,576	3,525	3,642	3,994	3,926
Check clearing fees	1,386	1,593	1,679	1,727	1,801
Other	37,284	34,911	17,740	11,225	20,532
Total	$54,041	$51,544	$35,229	$29,628	$39,181
All other expense:
Advertising and public relations	$11,162	$13,272	$10,998	$11,995	$11,066
Legal and professional fees	12,046	11,071	11,600	8,295	11,879
Computer software	8,608	8,959	8,827	7,987	7,374
Travel and entertainment	8,518	8,164	8,652	6,972	7,834
Contract employment	5,836	6,955	7,094	7,535	7,922
Distributions on preferred stock	4,769	4,874	4,453	4,050	3,806
Supplies	3,177	3,961	4,260	3,674	4,468
Fed services fees	1,445	1,613	1,736	1,749	1,852
Foreclosed real estate	1,675	(86)	2,587	208	3,409
Deposit insurance premium	765	737	801	895	782
Charitable contributions	339	454	530	490	418
Other	36,740	50,777	36,929	35,484	26,596
Total	$95,080	$110,751	$98,467	$89,334	$87,406

AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Average loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$6,903,708	$6,803,461	$6,570,293	$6,415,436	$6,356,977
Real estate commercial	1,187,431	1,221,408	1,259,416	1,225,049	1,208,945
Real estate construction	2,741,118	2,575,590	2,380,430	2,197,693	1,973,121
Total commercial loans	10,832,257	10,600,459	10,210,139	9,838,178	9,539,043
Retail:
Real estate residential	8,211,506	8,512,589	8,560,085	8,644,920	8,149,419
Real estate construction	2,081,885	2,065,849	2,028,480	1,961,658	1,874,831
Other retail	160,366	160,446	162,573	164,567	170,470
Credit card receivables	201,092	201,319	197,706	238,089	244,161
Real estate loans pledged against
other collateralized borrowings (a)	406,926	268,125	286,170	6,535	-
Total retail loans	11,061,775	11,208,328	11,235,014	11,015,769	10,438,881
Total loans, net of unearned income	$21,894,032	$21,808,787	$21,445,153	$20,853,947	$19,977,924

Period-end loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$7,201,009	$6,945,207	$6,705,925	$6,538,798	$6,578,117
Real estate commercial	1,136,590	1,199,084	1,276,278	1,232,021	1,213,052
Real estate construction	2,753,458	2,660,415	2,453,579	2,277,825	2,108,121
Total commercial loans	11,091,057	10,804,706	10,435,782	10,048,644	9,899,290
Retail:
Real estate residential	7,973,313	8,428,652	8,562,733	8,511,300	8,368,219
Real estate construction	2,085,133	2,096,440	2,076,004	2,001,916	1,925,060
Other retail	161,178	163,134	163,121	161,617	168,413
Credit card receivables	203,307	202,866	202,117	194,908	251,016
Real estate loans pledged against
other collateralized borrowings (a)	590,917	259,232	277,507	293,561	-
Total retail loans	11,013,848	11,150,324	11,281,482	11,163,302	10,712,708
Total loans, net of unearned income	$22,104,905	$21,955,030	$21,717,264	$21,211,946	$20,611,998
  (a) During 2006, FHN sold loans through on-balance sheet securitizations, which were structured as financings for accounting purposes.

PERIOD-END STATEMENTS OF CONDITION
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Assets:
Cash and due from banks	$976,619	$903,482	$854,846	$887,539	$945,547
Federal funds sold and securities
purchased under agreements to resell	1,202,537	1,992,426	1,572,143	1,347,577	1,485,199
Total cash and cash equivalents	2,179,156	2,895,908	2,426,989	2,235,116	2,430,746
Investment in bank time deposits	18,037	17,798	75,903	25,319	10,687
Trading securities	2,230,745	2,512,744	2,183,102	2,508,615	2,133,428
Loans held for sale	2,873,577	2,798,281	3,222,735	3,579,055	4,424,267
Investment Securities	3,890,420	3,983,049	3,108,569	2,944,826	2,912,486
Loans, net of unearned income	22,104,905	21,955,030	21,717,264	21,211,946	20,611,998
Less: Allowance for loan losses	216,285	206,829	199,835	195,011	189,705
Total net loans	21,888,620	21,748,201	21,517,429	21,016,935	20,422,293
Capital markets receivables	732,282	1,027,927	1,058,690	858,072	511,508
Mortgage servicing rights, net	1,533,942	1,498,341	1,595,413	1,475,448	1,314,629
Goodwill	275,582	274,534	281,909	281,475	281,440
Other intangible assets, net	64,530	70,546	75,056	76,666	76,647
Premises and equipment, net	451,708	441,659	431,385	422,346	408,539
Real estate acquired by foreclosure	63,519	65,224	60,577	48,959	27,410
Discontinued assets	416	939,728	696	56,712	163,545
Other assets	1,715,725	1,802,243	1,430,781	1,771,431	1,461,436
Total assets	$37,918,259	$40,076,183	$37,469,234	$37,300,975	$36,579,061

Liabilities and shareholders' equity:
Deposits:
Savings	$3,354,180	$3,256,680	$3,246,821	$3,218,206	$2,795,723
Interest-bearing demand deposits	1,969,700	1,742,276	1,894,707	1,904,235	1,909,349
Time deposits	2,924,050	2,906,424	2,819,597	2,692,046	2,478,946
Certificates of deposit $100,000 and more	6,517,629	11,920,226	8,053,119	8,228,543	10,931,695
Total interest-bearing deposits	14,765,559	19,825,606	16,014,244	16,043,030	18,115,713
Noninterest-bearing deposits	5,447,673	5,458,935	5,679,198	5,474,017	5,201,844
Total deposits	20,213,232	25,284,541	21,693,442	21,517,047	23,317,557
Federal funds purchased and securities
sold under agreements to repurchase	4,961,799	2,416,974	3,387,711	4,337,243	3,735,742
Trading liabilities	789,957	847,453	929,694	766,479	793,638
Commercial paper and other short-term borrowings	1,258,513	926,292	721,227	749,979	802,017
Term borrowings	5,243,961	5,226,772	5,325,014	4,299,539	3,437,643
Other collateralized borrowings	592,399	260,416	281,280	299,800	-
Total long-term debt	5,836,360	5,487,188	5,606,294	4,599,339	3,437,643
Capital markets payables	799,489	989,332	1,057,617	941,911	591,404
Discontinued liabilities	6,966	6,977	8,422	233,402	122,026
Other liabilities	1,294,283	1,311,628	1,327,360	1,460,693	1,136,221
Total liabilities	35,160,599	37,270,385	34,731,767	34,606,093	33,936,248
Preferred stock of subsidiary	295,270	295,274	295,274	295,274	295,274
Shareholders' equity:
Common stock	78,041	77,792	77,467	77,019	78,889
Capital surplus	312,521	301,857	282,563	269,564	404,964
Undivided profits	2,144,276	2,124,312	2,113,514	2,065,285	1,905,930
Accumulated other comprehensive (loss)/income, net	(72,448)	6,563	(31,351)	(12,260)	(42,244)
Total shareholders' equity	2,462,390	2,510,524	2,442,193	2,399,608	2,347,539
Total liabilities and shareholders' equity	$37,918,259	$40,076,183	$37,469,234	$37,300,975	$36,579,061
  Certain previously reported amounts have been reclassified to agree with current presentation.

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES
Quarterly, Unaudited
					Interest				Percent
	Average				Revenue/				Average
	Balance				Expense				Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	4Q06	3Q06	2Q06	1Q06	4Q06	3Q06	2Q06	1Q06	4Q06	3Q06	2Q06	1Q06
Assets:
Earning assets:
Loans, net of unearned income*	$21,894,032	$21,808,787	$21,445,153	$20,853,947	$417,261	$416,980	$393,546	$363,577	7.56%	7.59%	7.36%	7.07%
Loans held for sale	3,796,828	4,192,558	4,608,310	4,760,823	63,852	72,135	75,832	76,342	6.73	6.88	6.58	6.41
Investment securities:
U.S. Treasuries	50,891	50,989	53,561	72,265	646	632	624	781	5.04	4.92	4.67	4.38
U.S. government agencies	3,652,056	3,512,162	2,731,213	2,736,495	52,107	50,262	38,211	32,676	5.71	5.72	5.60	4.78
States and municipalities	1,771	1,869	1,893	1,916	4	6	7	7.98		1.28	1.39	1.37
Other	247,289	240,140	221,643	215,753	3,141	3,017	2,726	2,548	5.08	5.02	4.92	4.72
Total investment securities	3,952,007	3,805,160	3,008,310	3,026,429	55,898	53,917	41,568	36,012	5.66	5.67	5.53	4.76
Capital markets securities inventory	2,514,046	2,524,102	2,356,754	2,176,124	34,251	34,128	31,849	27,327	5.45	5.41	5.41	5.02
Mortgage banking trading securities	327,842	380,586	462,592	442,453	9,895	10,762	11,798	11,246	12.07	11.31	10.20	10.17
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,810,935	1,875,420	2,018,408	1,866,146	23,466	24,412	23,712	18,995	5.14	5.16	4.71	4.13
Investment in bank time deposits	18,091	40,899	46,860	16,122	230	544	580	179	5.04	5.27	4.96	4.51
Total other earning assets	1,829,026	1,916,319	2,065,268	1,882,268	23,696	24,956	24,292	19,174	5.14	5.17	4.72	4.13
Total earning assets/Interest income	34,313,781	34,627,512	33,946,387	33,142,044	$604,853	$612,878	$578,885	$533,678	7.01%	7.04%	6.83%	6.50%
Allowance for loan losses	(213,569)	(206,871)	(202,003)	(196,316)
Cash and due from banks	828,291	816,342	794,019	831,172
Capital markets receivables	154,908	151,037	187,435	199,635
Premises and equipment, net	446,556	436,027	427,213	418,882
Other assets	3,797,814	3,695,718	3,341,847	3,294,106
Total assets	$39,327,781	$39,519,765	$38,494,898	$37,689,523
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing demand deposits	$1,792,484	$1,822,558	$1,886,392	$1,892,382	$6,006	$6,561	$6,362	$5,550	1.33%	1.43%	1.35%	1.19%
Savings	3,327,576	3,270,211	3,259,930	2,902,257	26,253	25,084	21,826	15,347	3.13	3.04	2.69	2.14
Time deposits	2,921,197	2,873,451	2,779,821	2,602,581	33,732	32,090	29,116	25,338	4.58	4.43	4.20	3.95
Total interest-bearing core deposits	8,041,257	7,966,220	7,926,143	7,397,220	65,991	63,735	57,304	46,235	3.26	3.17	2.90	2.53
Certificates of deposit $100,000 and more	9,820,358	9,694,677	8,859,178	10,626,088	132,938	130,875	110,068	119,296	5.37	5.36	4.98	4.55
Federal funds purchased and securities
sold under agreements to repurchase	3,888,492	4,650,930	4,975,223	4,745,621	46,321	56,639	58,084	47,821	4.73	4.83	4.68	4.09
Capital markets trading liabilities	1,322,664	1,358,976	1,368,933	1,304,492	18,560	19,233	19,923	18,347	5.57	5.61	5.84	5.70
Commercial paper and other short-term
borrowings	889,802	773,038	750,789	765,178	12,099	10,232	9,296	8,423	5.39	5.25	4.97	4.46
Total long-term debt	5,718,968	5,538,323	5,160,610	3,805,307	82,655	80,263	70,309	47,526	5.79	5.80	5.46	5.00
Total interest-bearing liabilities/Interest
expense	29,681,541	29,982,164	29,040,876	28,643,906	$358,564	$360,977	$324,984	$287,648	4.80%	4.79%	4.49%	4.06%
Noninterest-bearing deposits	5,293,435	5,265,586	5,196,124	4,916,459
Capital markets payables	247,738	213,104	236,481	229,867
Other liabilities	1,299,041	1,321,607	1,324,715	1,268,505
Preferred stock of subsidiary	295,274	295,274	295,274	295,274
Shareholders' equity	2,510,752	2,442,030	2,401,428	2,335,512
Total liabilities and shareholders' equity	$39,327,781	$39,519,765	$38,494,898	$37,689,523
Net interest income-tax equivalent basis					$246,289	$251,901	$253,901	$246,030
Fully taxable equivalent adjustment					(291)	(279)	(303)	(309)
Net interest income					$245,998	$251,622	$253,598	$245,721
Net interest spread									2.21%	2.25%	2.34%	2.44%
Effect of interest-free sources used to fund
earning assets									.65	.65	.66	.55
Net interest margin									2.86%	2.90%	3.00%	2.99%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES
Quarterly, Unaudited
					Interest				Percent
	Average				Revenue/				Average
	Balance				Expense				Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05
Assets:
Earning assets:
Loans, net of unearned income*	$19,977,924	$18,767,408	$17,830,988	$16,721,879	$338,113	$299,199	$264,919	$231,645	6.72%	6.33%	5.96%	5.62%
Loans held for sale	5,732,993	6,891,361	6,007,207	5,273,877	93,327	111,573	93,897	79,085	6.51	6.48	6.25	6.00
Investment securities:
U.S. Treasuries	42,419	40,315	40,208	43,843	394	232	230	216	3.68	2.29	2.30	2.00
U.S. government agencies	2,608,478	2,690,823	2,691,954	2,548,693	29,079	29,109	29,348	27,559	4.46	4.33	4.36	4.33
States and municipalities	2,787	3,544	5,459	6,913	23	37	73	101	3.25	4.30	5.35	5.85
Other	204,726	199,348	193,698	195,356	2,463	2,177	2,083	1,988	4.81	4.37	4.30	4.07
Total investment securities	2,858,410	2,934,030	2,931,319	2,794,805	31,959	31,555	31,734	29,864	4.47	4.30	4.33	4.27
Capital markets securities inventory	2,160,676	2,158,334	2,069,131	2,235,004	27,126	27,029	22,714	24,528	5.02	5.01	4.39	4.39
Mortgage banking trading securities	360,891	271,915	292,301	288,387	10,148	8,716	9,226	9,144	11.25	12.82	12.63	12.68
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	2,086,401	2,532,662	2,482,568	2,047,342	18,939	19,604	16,135	10,851	3.60	3.07	2.61	2.15
Investment in bank time deposits	14,483	6,328	5,702	5,874	154	47	50	30	4.22	2.92	3.57	2.09
Total other earning assets	2,100,884	2,538,990	2,488,270	2,053,216	19,093	19,651	16,185	10,881	3.61	3.07	2.61	2.15
Total earning assets/Interest income	33,191,778	33,562,038	31,619,216	29,367,168	$519,766	$497,723	$438,675	$385,147	6.23%	5.90%	5.56%	5.29%
Allowance for loan losses	(190,805)	(176,167)	(169,427)	(164,598)
Cash and due from banks	781,178	769,813	727,429	729,802
Capital markets receivables	288,292	393,513	742,190	880,462
Premises and equipment, net	410,361	400,533	387,475	378,041
Other assets	3,239,606	3,141,263	2,975,319	2,900,566
Total assets	$37,720,410	$38,090,993	$36,282,202	$34,091,441
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing demand deposits	$1,850,255	$1,780,196	$1,765,833	$1,683,623	$4,969	$4,391	$3,616	$2,472	1.07%	.98%	.82%	.60%
Savings	2,844,621	2,796,673	2,848,043	2,884,230	13,597	11,870	10,157	8,811	1.90	1.68	1.43	1.24
Time deposits	2,402,900	2,278,094	2,184,264	2,102,399	22,642	20,466	18,733	17,172	3.74	3.56	3.44	3.31
Total interest-bearing core deposits	7,097,776	6,854,963	6,798,140	6,670,252	41,208	36,727	32,506	28,455	2.30	2.13	1.92	1.73
Certificates of deposit $100,000 and more	11,393,018	11,467,752	10,557,321	10,147,069	116,707	102,061	80,433	64,782	4.06	3.53	3.06	2.59
Federal funds purchased and securities
sold under agreements to repurchase	4,760,566	4,913,288	4,651,584	3,991,180	43,751	39,395	31,387	22,040	3.65	3.18	2.71	2.24
Capital markets trading liabilities	1,351,785	1,665,342	1,589,408	1,470,515	19,556	23,237	20,591	16,807	5.74	5.54	5.20	4.64
Commercial paper and other short-term
borrowings	1,052,369	1,230,394	998,762	691,000	11,668	11,224	7,911	4,560	4.40	3.62	3.18	2.68
Total long-term debt	2,665,867	2,374,568	2,585,246	2,616,152	31,773	24,634	23,949	20,785	4.77	4.16	3.71	3.18
Total interest-bearing liabilities/Interest
expense	28,321,381	28,506,307	27,180,461	25,586,168	264,663	237,278	196,777	157,429	3.71	3.31	2.90	2.49
Demand deposits	2,018,721	1,941,952	1,835,618	1,784,963
Other noninterest-bearing deposits	3,409,202	3,717,097	3,331,828	3,001,739
Capital markets payables	275,721	350,531	423,810	569,760
Other liabilities	1,115,711	1,059,562	1,082,525	1,050,840
Preferred stock of subsidiary	295,274	295,312	295,432	29,998
Shareholders' equity	2,284,400	2,220,232	2,132,528	2,067,973
Total liabilities and shareholders' equity	37,720,410	38,090,993	36,282,202	34,091,441
Net interest income-tax equivalent basis					$255,103	$260,445	$241,898	$227,718
Fully taxable equivalent adjustment					(291)	(285)	(290)	(271)
Net interest income					$254,812	$260,160	$241,608	$227,447
Net interest spread									2.52%	2.59%	2.66%	2.80%
Effect of interest-free sources used to fund
earning assets									.54	.50	.40	.32
Net interest margin									3.06%	3.09%	3.06%	3.12%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06
FIRST LIENS
Fair value beginning balance	$1,464,360	$1,565,649	$1,449,472	$1,318,219
Addition of mortgage servicing rights	86,306	90,970	117,197	95,624
Reductions due to loan payments	(66,937)	(60,328)	(72,270)	(58,641)
Changes in fair value due to:
Changes in current market interest rates	11,601	(131,646)	70,933	94,249
Other changes in fair value	(115)	(285)	317	21
Fair value ending balance	$1,495,215	$1,464,360	$1,565,649	$1,449,472

SECOND LIENS
Fair value beginning balance	$18,851	$14,457	$11,062	$5,470
Addition of mortgage servicing rights	3,931	4,905	4,267	6,360
Reductions due to loan payments	(1,716)	(1,172)	(955)	(797)
Changes in fair value due to:
Changes in current market interest rates	11	(61)	46	49
Changes in assumptions	2,400	722	-	-
Other changes in fair value	614	-	37	(20)
Fair value ending balance	$24,091	$18,851	$14,457	$11,062

HELOC
Fair value beginning balance	$15,130	$15,307	$14,914	$14,384
Addition of mortgage servicing rights	1,028	1,559	1,891	1,971
Reductions due to loan payments	(1,385)	(1,805)	(2,021)	(2,317)
Changes in fair value due to:
Changes in current market interest rates	(1)	61	523	506
Changes in assumptions	-	8	-	-
Other changes in fair value	(136)	-	-	370
Fair value ending balance	$14,636	$15,130	$15,307	$14,914

TOTAL CONSOLIDATED
Fair value beginning balance	$1,498,341	$1,595,413	$1,475,448	$1,338,073
Addition of mortgage servicing rights	91,265	97,434	123,355	103,955
Reductions due to loan payments	(70,038)	(63,305)	(75,246)	(61,755)
Changes in fair value due to:
Changes in current market interest rates	11,611	(131,646)	71,502	94,804
Changes in assumptions	2,400	730	-	-
Other changes in fair value	363	(285)	354	371
Fair value ending balance	$1,533,942	$1,498,341	$1,595,413	$1,475,448
  Effective first quarter 2006, FHN elected early adoption of SFAS No. 156, which requires servicing rights be initially measured at fair value.
  In 2005 these amounts were included at the lower of cost, net of accumulated amortization, or fair value.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Net interest income	$228,034	$231,932	$230,678	$224,851	$227,682
Noninterest income	112,664	110,191	112,018	106,394	106,603
Divestitures	-	-	-	-	7,029
Security G/L	-	-	-	-	-
Total revenue	340,698	342,123	342,696	331,245	341,314
Total noninterest expense	209,143	203,365	211,973	215,004	202,624
Provision	23,264	23,550	18,361	18,026	15,897
Pretax income	$108,291	$115,208	$112,362	$98,215	$122,793

Efficiency ratio	61%	59%	62%	65%	59%

Balance Sheet
Average loans (millions)	$21,465	$21,381	$21,096	$20,596	$19,785
Other earning assets (millions)	429	491	589	878	1,599
Total earning assets (millions)	$21,894	$21,872	$21,685	$21,474	$21,384

Total deposits	$12,046	$11,951	$11,773	$11,510	$11,280

Net interest margin	4.13%	4.21%	4.27%	4.25%	4.22%

Noninterest income
Deposit transactions & cash mgmt	$43,257	$44,470	$42,718	$33,254	$42,191
Insurance commissions	8,518	10,121	12,048	14,287	12,693
Trust services & investment mgmt	10,424	9,609	10,824	11,164	10,873
Bankcard Income	6,084	6,169	6,103	5,882	7,185
Other service charges	5,014	4,641	5,336	4,806	5,078
Check clearing fees	1,386	1,594	1,679	1,869	1,801
Revenue from loan sales and
securitizations (a)	13,886	10,068	10,548	8,238	10,630
Miscellaneous revenue	24,095	23,519	22,762	26,894	16,152
Total noninterest income	$112,664	$110,191	$112,018	$106,394	$106,603

Key Statistics

Locations
Full-Service Financial Centers
First Tennesee	197	194	192	192	191
First Horizon Bank	32	27	23	21	17

Other
Trust total assets (millions)(b)	$13,618	$12,866	$11,541	$11,838	$11,971
Trust total managed assets (millions)(b)	6,562	6,270	6,223	6,379	6,707
  (a) Includes gains from whole-loan sales and net revenue from asset securitizations
  (b) Current quarter is an estimate
  Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Net interest income	$20,418	$20,839	$25,050	$25,408	$34,613
Noninterest income:
Net origination fees	69,230	64,248	110,416	64,205	89,120
Net servicing fees	11,826	15,701	(727)	10,717	20,175
Other fees	10,497	10,418	9,913	8,800	10,317
Total noninterest income	91,553	90,367	119,602	83,722	119,612
Total revenue	111,971	111,206	144,652	109,130	154,225
Noninterest expense	108,751	136,661	115,099	114,629	115,020
Provision	(281)	144	292	(227)	278
Pretax (loss)/income	$3,501	$(25,599)	$29,261	$(5,272)	$38,927

Noninterest expense detail
Commissions & incentives	$47,428	$50,090	$54,831	$53,385	$62,946
FAS 91 cost deferral	(1,131)	1,515	4,473	(1,743)	4,813
Other salaries & benefits	56,462	56,584	50,420	63,708	58,646
Total salaries & benefits	102,759	108,189	109,724	115,350	126,405
Contract labor & outsourcing	3,103	4,025	4,170	4,771	4,938
Equipment & occupancy	17,362	17,095	16,074	17,953	17,633
Foreclosure provision	1,042	(698)	2,379	(1,082)	2,838
Other expenses	38,525	64,289	49,099	41,990	40,785
Total expenses before FAS 91 reclass	162,791	192,900	181,446	178,982	192,599
FAS 91 reclassification	(57,575)	(59,480)	(69,334)	(67,178)	(82,257)
Total noninterest expense before
segment allocations	105,216	133,420	112,112	111,804	110,342
Segment allocations	3,535	3,241	2,987	2,825	4,678
Total noninterest expense	$108,751	$136,661	$115,099	$114,629	$115,020

Other information
Efficiency ratio	97%	123%	80%	105%	75%

Warehouse (millions)	$3,124	$3,173	$3,598	$3,524	$3,828
Other earning assets (millions)	793	836	865	739	606
Total earning assets (millions)	$3,917	$4,009	$4,463	$4,263	$4,434

Escrow balances	$2,000	$1,965	$1,903	$1,641	$2,034

Net interest margin	2.07%	2.06%	2.25%	2.42%	3.10%

Warehouse Spread	1.24%	1.18%	1.44%	1.77%	2.06%
Certain previously reported amounts have been reclassified to agree with current presentation.
*See Note 1 - Financial Glossary

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
ORIGINATION INCOME
Origination Fees	$63,255	$65,132	$77,174	$67,043	$79,808
FAS 91 Fee Deferral	(225)	1,318	1,523	(126)	4,932
Appraisal, Final Inspection,
Credit Report Fees	6,840	7,119	7,901	6,778	7,574
Total origination fees	69,870	73,569	86,598	73,695	92,314

Secondary Marketing Income:
Prime:
OMSR, SRP	68,373	72,323	90,933	74,603	88,996
Marketing G/L (Trading Gains)	25,897	13,915	37,906	22,281	21,237
Concessions	(33,293)	(34,233)	(41,355)	(34,020)	(35,803)
LOCOM	(1,629)	(288)	(398)	665	613
Subtotal Prime	59,348	51,717	87,086	63,529	75,043

Non-Prime:
OMSR, SRP	2,264	3,839	1,226	3,633	4,017
LOCOM	(2,164)	(1,940)	1,817	(1,340)	(1,572)
Recourse Provision*	(2,513)	(3,457)	3,023	(8,134)	1,575
Subtotal Non-Prime	(2,413)	(1,558)	6,066	(5,841)	4,020
Total Secondary Marketing Fees -
Mortgage	56,935	50,159	93,152	57,688	79,063

FAS 91 Reclassification	(57,575)	(59,480)	(69,334)	(67,178)	(82,257)

Total Origination Income	$69,230	$64,248	$110,416	$64,205	$89,120

Margins:
Marketing Margin on Deliveries (bps):
Prime:
OMSR, SRP	113	116	129	117	119
Marketing G/L (Trading Gains)	43	22	54	35	28
Concessions	(55)	(55)	(59)	(53)	(48)
LOCOM	(3)	-	(1)	1	1
Total Prime	98	83	123	100	100
Non-Prime:
OMSR, SRP	118	164	37	83	98
LOCOM	(113)	(83)	56	(31)	(38)
Recourse Provision*	(131)	(148)	93	(186)	38
Total Non-Prime	(126)	(67)	186	(134)	98

Total Marketing Margin on Deliveries	91	77	126	85	100
  *Represents the reclassification from expense to secondary marketing income of expected loss provisions related to the recourse obligation on sales of non-prime loans.

MORTGAGE BANKING
Quarterly, Unaudited

($ in millions)	4Q06	3Q06	2Q06	1Q06	4Q05
KEY ORIGINATION METRICS

Production:
First Lien Production	$6,417	$6,351	$7,482	$6,865	$7,991

Breakdown by Product Type:
Government	7%	6%	6%	5%	4%
Conventional Fixed	60%	55%	55%	51%	44%
Conventional ARM	9%	13%	15%	19%	19%
Jumbo Fixed	11%	10%	10%	10%	14%
Jumbo ARM	10%	11%	11%	10%	14%
Other	1%	1%	1%	1%	1%
Non Prime	2%	4%	2%	4%	4%

Breakdown by Payment Type:
Fully amortizing	70%	70%	69%	66%	66%
Interest Only - Fixed	14%	10%	10%	11%	8%
Interest Only - ARM	15%	18%	17%	19%	22%
Option ARM's	1%	2%	4%	4%	4%

Production Refinanced %	44%	33%	33%	41%	41%
Production Purchased %	56%	67%	67%	59%	59%

ARMs % (Excluding Gov't ARMS)	21%	27%	28%	33%	37%

Total Sales Force	2,440	2,495	2,467	2,609	2,630

Warehouse/Pipeline Balance:
Ending Warehouse Balance	$2,347	$2,286	$2,587	$2,788	$2,931
Ending Pipeline Balance (Locked)	3,074	3,384	3,645	3,691	3,119

Loan Sales (Deliveries):
Prime	6,062	6,257	7,066	6,371	7,481
Non-Prime	192	233	325	436	409
Total Loan Sales	6,254	6,490	7,391	6,807	7,890

MORTGAGE BANKING
Quarterly, Unaudited

	4Q06		3Q06		2Q06		1Q06		4Q05
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$99,852	39	$98,594	40	$95,043	39	$93,454	39	$91,735	39
Guarantee Fees	(18,630)	(7)	(15,778)	(7)	(17,348)	(7)	(18,876)	(8)	(18,980)	(8)
Sub-Service Fee Income	7	-	29	-	71	-	64	-	144	-
Lender Paid MI	(13)		(24)	-	(20)	-	108	-	(168)	-
Net Service Fees	81,216	32	82,821	33	77,746	32	74,750	31	72,731	31

Early Payoff Interest Expense	(4,791)	(2)	(3,718)	(2)	(4,324)	(2)	(3,838)	(2)	(5,164)	(2)
Ancillary Fees	7,521	3	7,112	3	6,820	3	6,934	3	6,698	3
Total Service Fees	83,946	33	86,215	34	80,242	33	77,846	32	74,265	32

MSR Asset - Value Changes
Change in MSR Value - Runoff	(66,937)		(60,326)		(72,270)		(58,836)		(71,669)
Change in MSR Value - Other than Runoff	10,351		(133,067)		69,564		95,961		55,684
MSR Hedge Gains/(Losses)	(7,171)		127,240		(72,104)		(98,290)		(32,673)
Total Net Change MSR Value	(63,757)		(66,153)		(74,810)		(61,165)		(48,658)

Trading Asset & Associated Derivatives:
Change in Trading Asset Value	12		(13,628)		3,044		8,467		3,720
Trading Asset Hedge Gains/(Losses)	(844)		13,940		(4,438)		(10,932)		(5,722)
Total Trading Asset & Associated Derivatives	(832)		312		(1,394)		(2,465)		(2,002)

Option Expense on Servicing Hedges	(7,531)		(4,673)		(4,765)		(3,499)		(3,430)

Total Servicing Income	11,826		15,701		(727)		10,717		20,175

KEY SERVICING METRICS - ($ in millions)
Beginning Servicing Portfolio	$100,246		$99,304		$97,303		$95,284		$93,589
Additions to portfolio	6,333		6,238		7,332		6,797		7,772
Prepayments	(3,909)		(3,476)		(3,725)		(3,278)		(4,418)
Amortization	(687)		(692)		(687)		(688)		(676)
Service Release Sales	(613)		(1,128)		(919)		(812)		(983)
End. Servicing Portfolio (Owned)	$101,370		$100,246		$99,304		$97,303		$95,284

Avg. Servicing Portfolio (Owned)	$100,811		$99,484		$98,342		$96,147		$94,388
Average Loans Serviced (#)	633,293		629,897		626,527		620,476		616,649

Product Mix (Average)
Product Mix (%)
GNMA	8%		8%		8%		9%		9%
FNMA/FHLMC	64%		64%		65%		65%		65%
Private	25%		25%		24%		23%		22%
Sub-Total	97%		97%		97%		97%		96%
Warehouse	3%		3%		3%		3%		4%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$47.51		$45.16		$43.54		$44.70		$43.45
Servicing Cost per Loan	$49.45		$49.36		$50.60		$53.01		$51.96

Portfolio Data
(in millions)
Average Servicing Asset **	1,452		1,532		1,503		1,350		1,262
Valuation Reserve (Ending Balance)	-		-		-		-		1
Servicing Book Value (bps)	144		154		153		140		134

Change in MSR Asset /
Average Servicing Asset	18%		17%		20%		18%		15%

Run-Off Rate	18%		17%		18%		17%		22%

** Includes valuation reserve/MSRs only

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Net interest income/(expense)	$764	$2,900	$115	$(722)	$(1,074)
Incremental cost of equity	(4,260)	(4,437)	(4,769)	(4,969)	(4,856)
Net interest expense	(3,496)	(1,537)	(4,654)	(5,691)	(5,930)
Noninterest income:
Fixed income	46,235	41,503	41,843	50,602	44,397
Other product revenue	49,877	56,997	62,278	45,999	39,991
Total noninterest income	96,112	98,500	104,121	96,601	84,388
Total revenue	92,616	96,963	99,467	90,910	78,458
Noninterest expense	84,082	81,786	83,710	82,613	74,182
Pretax income	$8,534	$15,177	$15,757	$8,297	$4,276

Efficiency ratio	91%	84%	84%	91%	95%

Trading inventory (millions)	$2,513	$2,523	$2,356	$2,175	$2,160
Other earning assets (millions)	1,889	2,231	2,262	2,149	2,285
Total earning assets (millions)	$4,402	$4,754	$4,618	$4,324	$4,445

Net interest margin	(.32)%	(.13)%	(.40)%	(.53)%	(.53)%
  Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

(Thousands)	4Q06	3Q06	2Q06	1Q06	4Q05
Net interest income	$900	$280	$2,358	$1,006	$(1,693)
Net interest income from
deferred compensation	141	107	166	147	140
Total net interest income	1,041	387	2,524	1,153	(1,553)

Noninterest income	4,825	3,274	2,254	(14,076)	2,749
Noninterest income from
deferred compensation	8,188	6,838	(5,876)	5,250	2,372
Total noninterest income	13,013	10,112	(3,622)	(8,826)	5,121

Security gain/(loss)	3,002	8,757	2,893	(80,281)	(181)
Total revenue	17,056	19,256	1,795	(87,954)	3,387

Noninterest expense	19,486	22,371	17,979	15,582	19,118
Deferred compensation expense	10,168	8,716	(5,750)	7,253	3,922
Total noninterest expense	29,654	31,087	12,229	22,835	23,040
Pretax loss	$(12,598)	$(11,831)	$(10,434)	$(110,789)	$(19,653)
  Certain previously reported amounts have been reclassified to agree with current presentation.
  See the following table for the impact of deferred compensation plans on each of the segments for the periods presented.

Impact of Deferred
Compensation	4Q06	3Q06	2Q06	1Q06	4Q05

Capital Markets
Revenue	(3,429)	(3,146)	3,003	(2,430)	(547)
Expense	(5,093)	(4,490)	3,157	(3,766)	(1,577)

Retail/Commercial Banking
Revenue	(541)	(273)	151	(111)	(94)
Expense	(678)	(736)	109	(544)	(522)

Mortgage Banking
Revenue	(4,359)	(3,526)	2,556	(2,856)	(1,871)
Expense	(4,397)	(3,490)	2,484	(2,943)	(1,823)

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

(Dollars in millions, except per share amounts)	4Q06	3Q06	2Q06	1Q06	4Q05
Tier 1 Capital (a)	$2,693.8	$2,660.2	$2,612.2	$2,558.3	$2,524.2
Tier 2 Capital (a)	1,320.1	1,338.2	1,331.2	1,344.5	1,090.5
Total Capital (a)	$4,013.9	$3,998.4	$3,943.4	$3,902.8	$3,614.7

Risk-Adjusted Assets (a)	$30,833.7	$31,568.6	$30,016.3	$29,166.8	$29,111.9

Tier 1 Ratio (a)	8.74%	8.43%	8.70%	8.77%	8.67%
Tier 2 Ratio (a)	4.28	4.24	4.44	4.61	3.75
Total Capital Ratio (a)	13.02%	12.67%	13.14%	13.38%	12.42%

Leverage Ratio (a)	6.94%	6.80%	6.86%	6.86%	6.76%

Shareholders' Equity/Assets Ratio (b)	6.49	6.26	6.52	6.43	6.42

Book Value	$19.61	$20.06	$19.59	$19.36	$18.46
(a) Current quarter is an estimate
(b) Calculated on period-end balances

Note 1 □ Financial Glossary
Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions: The net amount of the discount or premium pricing charged to borrowers upon loan origination. This also includes the servicing release premium paid to correspondents to purchase loans. Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral: The timing difference between collecting and recognizing origination fees on a loan. For loans held for sale, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR): The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.